UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2018

SUPERVALU INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)
1-5418		41-0617000
(Commission File Number)		(IRS Employer Identification No.)

11840 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 828-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On July 30, 2018, SUPERVALU INC. (the “Company”) entered into an agreement (the “Agreement”) with Blackwells Capital LLC and Mr. Jason Aintabi (collectively, “Blackwells”).

Under the terms of the Agreement, Blackwells has agreed to withdraw its nomination of all director candidates for election at the Company’s upcoming 2018 annual meeting of stockholders (the “Annual Meeting”), and to immediately cease all efforts related to its own proxy solicitation in connection with the Annual Meeting.  Blackwells also agreed to withdraw the proposal it had previously submitted for consideration at the Annual Meeting.

The Agreement provides that at the Annual Meeting, Blackwells will cause to be present for quorum purposes and vote all shares of common stock of the Company that it or its affiliates have the right to vote, as of the record date, on the Company’s proxy card in favor of the election of directors nominated by the Company and in accordance with the recommendations of the Board of Directors of the Company (the “Board”) on the other proposals.

Blackwells has also agreed to certain customary standstill provisions, which will be in effect until July 30, 2019.

The Agreement provides that each party to the Agreement will be responsible for its own fees and expenses, except that the Company will reimburse Blackwells for certain fees and expenses up to a cap of $700,000.

A copy of the Agreement is filed with this Form 8-K and attached hereto as Exhibit 10.1 and incorporated by reference herein. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

Item 8.01.          Other Events.

On August 1, 2018, the Company issued a press release announcing the signing of the Agreement and certain related matters. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
10.1	Agreement, dated July 30, 2018, by and among SUPERVALU INC., Blackwells Capital LLC and Mr. Jason Aintabi.

99.1	Press Release, dated July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERVALU INC.

	By:	/s/ Rob N. Woseth
		Name:	Rob N. Woseth
Date: July 31, 2018		Title:	Executive Vice President and Chief Financial Officer